The RBB Fund, Inc.

Orinda Income Opportunities Fund (the “Fund”)

Class I (OIOIX)

Class A (OIOAX)

Class D (OIODX)

Supplement dated September 27, 2019

to the Summary Prospectus, Prospectus, and Statement of Additional Information (“SAI”) dated December 31, 2018

THIS SUPPLEMENT CONTAINS NEW AND ADDITIONAL INFORMATION BEYOND THAT CONTAINED IN THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI AND SHOULD BE READ IN CONJUNCTION WITH THE SUMMARY PROSPECTUS, PROSPECTUS AND SAI.

Effective September 30, 2019, Joshua Rowe no longer serves as a portfolio manager for the Fund. Accordingly, all references to Mr. Rowe are hereby deleted in their entirety effective September 30, 2019.

Paul Gray and Ian Goltra continue to serve as co-portfolio managers for the Fund.

Investors should retain this supplement for future reference